U.S. GLOBAL INVESTORS FUNDS

Holmes Macro Trends Fund (the “Fund”)

Investor Class Shares

Supplement dated March 31, 2020, to the Prospectus dated May 1, 2019, as supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE FUND

At the March 27, 2020 meeting of the Board of Trustees (the “Board”) of U.S. Global Investors Funds, the Board approved, at the recommendation of U.S. Global Investors, Inc., the investment adviser to the Fund (“Adviser”), changes to the Fund’s name, investment strategies, and primary benchmark index, in order to highlight a focus on luxury goods-related investments, effective  May 1, 2020.  These changes, among other things, will be reflected in the Fund’s forthcoming prospectus and SAI dated May 1, 2020.

The costs incurred in connection with effectuating the changes to the Fund, such as filing fees, costs incurred in connection with the filing, printing, and mailing of shareholder notices, and attendant legal expenses, among other costs, will be borne by the Adviser and not the Fund’s shareholders. Trading costs associated with transitioning the Fund’s current portfolio of investments, which are expected to be minor, will be borne by the Fund. The Fund could also potentially realize taxable gains in connection with transitioning the Fund’s current portfolio of investments, which could expose the Fund’s shareholders to the possibility of a future capital gain distribution.

A summary of the anticipated changes to the Fund’s forthcoming prospectus and SAI dated May 1, 2020 is as follows:

1.	The Holmes Macro Trends Fund will be renamed the Global Luxury Goods Fund.

2.	The primary benchmark index for the Global Luxury Goods Fund shall be the S&P Global Luxury Index.

3.	The section entitled “Principal Investment Strategies” will be revised as follows:

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. The fund may invest in companies of any market capitalization.

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund also may purchase call and put options and enter into covered option writing transactions. In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The fund may, from time to time, invest a significant amount of its total assets in one or more of the sectors of the S&P Global Luxury Index. Although the Fund will invest primarily in issuers located in the U.S., the fund may also invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

4.	The section entitled “Principal Risks” will be revised to include the following risk disclosures:

Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector are subject to risks associated with fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

5.	The section entitled “Performance Information” will include the following paragraph:

The fund changed its investment strategy on May 1, 2020. Prior to that date, the fund invested in a diversified portfolio of equity and equity-related securities of companies in the S&P Composite 1500 Index, with a focus on companies achieving high return on invested capital metrics and an emphasis on mid-capitalization companies. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to May 1, 2020 reflects the investment strategy in effect prior to that date.

6.	The table entitled “Average Annual Total Returns”, in the section entitled “Performance Information,” will be revised as follows:

Average Annual Total Returns
(For the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Global Luxury Goods Fund Return Before Taxes	13.70%	6.01%	7.85%
Return After Taxes on Distributions	12.96%	2.93%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.41%	3.62%	5.72%
S&P Global Luxury Index(1) (reflects no deduction for fees, expenses or taxes)	29.33%	8.45%	13.06%
S&P Composite 1500 TR (reflects no deduction for fees, expenses or taxes)	30.90%	11.46%	13.52%
(1)
Effective May 1, 2020, the S&P Global Luxury Index replaced the S&P Composite 1500 Index as the fund’s primary benchmark. The Adviser believes that the S&P Global Luxury Index is the best comparative benchmark for the fund because it is comprised of 80 of the largest publicly-traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

7.
The sub-section entitled “Principal Investment Strategies” for the Global Luxury Goods Fund, in the section entitled “Additional Information About Investment Objectives, Principal Investment Strategies and Related Risks,” will be revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

GLOBAL LUXURY GOODS FUND

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Investments in luxury goods companies may expose the fund to the Consumer Discretionary sector (as determined by the Bloomberg Sector Classification System) including, but not limited to: Apparel and Textile Products, Automotive, Consumer Discretionary Services, Distributors, Home and Office Products, Leisure Products, Recreation Facilities and Services, Retail Discretionary, and Travel, Lodging and Dining, among others.  The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)).

The fund may, from time to time, invest a significant amount of its total assets in one or more of the sectors of the S&P Global Luxury Index. As a result of the Adviser’s earnings growth investment strategy, concentrations in the sectors may rotate depending on the earnings growth of the underlying companies in each sector. Although the Fund will invest primarily in issuers located in the U.S., the fund may also invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

The fund may also purchase call and put options, and the fund’s current intention is to purchase only exchange-traded options. The fund may purchase put options to hedge the fund’s portfolio against a possible loss, and the fund may purchase call options as a substitute to purchasing the underlying security.

In an effort to enhance the fund’s risk-adjusted performance, the fund may enter into covered option writing transactions. The fund will not sell a covered option if, immediately thereafter, the aggregate value of the fund’s securities subject to outstanding covered options would exceed 50% of the value of the fund’s total assets.

INVESTMENT PROCESSES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When the fund is in a defensive investment position, it may not achieve its investment objective.

8.
The sub-section entitled “Related Risks” for the Global Luxury Goods Fund in the section entitled “Additional Information About Investment Objectives, Principal Investment Strategies and Related Risks,” will be revised to also include the following risk disclosures:

CONSUMER DISCRETIONARY RISK
The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

LARGE CAPITALIZATION COMPANY RISK
Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

9.	The section entitled “Additional Information about the Indexes” will be revised to include the following:

The S&P Global Luxury Index is a broad-based capitalization-weighted index of 80 of the largest publicly traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

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For more information, please contact a Fund customer service representative toll free at
1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.

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